March 31, 2017
Supplemental Information

UMH Properties, Inc.
Juniper Business Plaza
3499 Route 9 North
Freehold, NJ 07728

Website: www.umh.reit
Email: umh@umh.com
Phone: (732) 577-9997

Financial Highlights

(unaudited)

	Three Months Ended
	3/31/2017	3/31/2016
Operating Information
Number of Communities	106	98
Number of Sites	19,333	17,793
Rental and Related Income	$24,530,355	$21,786,180
Community Operating Expenses	$11,480,359	$10,555,938
Community NOI	$13,049,996	$11,230,242
Expense Ratio	46.8%	48.5%
Sales of Manufactured Homes	$1,918,194	$1,718,194
Number of Homes Sold	43	41
Number of Rentals Added	243	182
Net Income	$2,285,546	$1,906,469
Net Loss Attributable to Common Shareholders	$(1,504,201)	$(883,278)
EBITDA	$12,976,439	$11,458,713
FFO	$5,060,417	$4,620,476
Core FFO	$5,060,417	$4,620,476
Normalized FFO	$5,028,526	$4,388,471

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding Basic and Diluted	29,954,773	27,117,889
Net Loss Attributable to Common Shareholders per Share- Basic and Diluted	$(0.05)	$(0.03)
FFO per Share-Basic and Diluted	$0.17	$0.17
Core FFO per Share-Basic and Diluted	$0.17	$0.17
Normalized FFO per Share-Basic and Diluted	$0.17	$0.16

Dividends per Common Share	$0.18	$0.18

Balance Sheet
Total Assets	$725,782,363	$624,039,950
Total Liabilities	$400,854,409	$374,487,550

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs	$387,375,362	$360,595,790
Equity Market Capitalization	$466,623,210	$269,584,412
Series A Preferred Stock	$91,595,000	$91,595,000
Series B Preferred Stock	$95,030,000	$45,030,000
Total Market Capitalization	$1,040,623,572	$766,805,202

Consolidated Balance Sheets

	March 31, 2017	December 31, 2016
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$56,637,314	$47,476,314
Site and Land Improvements	422,449,262	398,776,390
Buildings and Improvements	22,096,273	21,101,836
Rental Homes and Accessories	183,274,363	172,862,227
Total Investment Property	684,457,212	640,216,767
Equipment and Vehicles	15,384,858	14,986,196
Total Investment Property and Equipment	699,842,070	655,202,963
Accumulated Depreciation	(146,586,036)	(140,255,603)
Net Investment Property and Equipment	553,256,034	514,947,360

Other Assets
Cash and Cash Equivalents	8,306,625	4,216,592
Securities Available for Sale at Fair Value	107,516,027	108,755,172
Inventory of Manufactured Homes	17,980,376	17,424,574
Notes and Other Receivables, net	23,427,080	20,323,191
Prepaid Expenses and Other Assets	4,323,840	4,497,937
Land Development Costs	10,972,381	10,279,992
Total Other Assets	172,526,329	165,497,458

TOTAL ASSETS	$725,782,363	$680,444,818

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$305,450,960	$293,025,592
Other Liabilities
Accounts Payable	3,764,119	2,962,037
Loans Payable, net of Unamortized Debt Issuance Costs	81,924,402	58,285,385
Accrued Liabilities and Deposits	5,028,640	4,820,142
Tenant Security Deposits	4,686,288	4,319,695
Total Other Liabilities	95,403,449	70,387,259
Total Liabilities	400,854,409	363,412,851

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series A - 8.25% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 3,663,800 shares authorized, issued and outstanding as of March 31, 2017 and December 31, 2016, respectively	91,595,000	91,595,000
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 shares authorized; 3,801,200 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively	95,030,000	95,030,000
Common Stock – $0.10 par value per share: 75,000,000 shares authorized; 30,678,712 and 29,388,811 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively	3,067,871	2,938,881
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of March 31, 2017 and December 31, 2016, respectively	-0-	-0-
Additional Paid-In Capital	121,227,162	111,422,691
Accumulated Other Comprehensive Income (Loss)	14,675,714	16,713,188
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders’ Equity	324,927,954	317,031,967

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$725,782,363	$680,444,818

Consolidated Statements of Income (Loss)

(unaudited)

	Three Months Ended
	3/31/2017	3/31/2016
INCOME:
Rental and Related Income	$24,530,355	$21,786,180
Sales of Manufactured Homes	1,918,194	1,718,194
TOTAL INCOME	26,448,549	23,504,374

EXPENSES:
Community Operating Expenses	11,480,359	10,555,938
Cost of Sales of Manufactured Homes	1,503,209	1,313,928
Selling Expenses	759,379	783,752
General and Administrative Expenses	2,202,302	1,696,922
Depreciation Expense	6,540,238	5,525,842
TOTAL EXPENSES	22,485,487	19,876,382

OTHER INCOME (EXPENSE):
Interest Income	473,359	408,876
Dividend Income	1,851,240	1,455,535
Gain on Sales of Securities, net	31,891	232,005
Other Income	48,104	93,450
Interest Expense	(4,057,730)	(3,933,477)
TOTAL OTHER INCOME (EXPENSE)	(1,653,136)	(1,743,611)

Income before Gain (Loss) on Sales of Investment Property and Equipment	2,309,926	1,884,381
Gain (Loss) on Sales of Investment Property and Equipment	(24,380)	22,088
NET INCOME	2,285,546	1,906,469

Less: Preferred Dividends	3,789,747	2,789,747

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(1,504,201)	$(883,278)

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended
	3/31/2017	3/31/2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$2,285,546	$1,906,469
Non-Cash Items Included in Net Income:
Depreciation	6,540,238	5,525,842
Amortization of Financing Costs	174,787	186,087
Stock Compensation Expense	169,377	157,745
Provision for Uncollectible Notes and Other Receivables	218,530	222,737
Gain on Sales of Securities, net	(31,891)	(232,005)
(Gain) Loss on Sales of Investment Property and Equipment	24,380	(22,088)
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(555,802)	(1,082,086)
Notes and Other Receivables, net of Notes Acquired with Acquisitions	(46,954)	622,710
Prepaid Expenses and Other Assets	174,097	(315,919)
Accounts Payable	802,082	720,879
Accrued Liabilities and Deposits	218,439	(260,441)
Tenant Security Deposits	366,593	229,220
Net Cash Provided by Operating Activities	10,339,422	7,659,150

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(36,824,379)	-0-
Purchase of Investment Property and Equipment	(11,846,814)	(10,478,716)
Proceeds from Sales of Investment Property and Equipment	522,436	316,668
Additions to Land Development Costs	(692,389)	(747,675)
Purchase of Securities Available for Sale	(2,145,267)	(8,116,664)
Proceeds from Sales of Securities Available for Sale	1,368,888	488,261
Net Cash Used in Investing Activities	(49,617,525)	(18,538,126)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	14,250,000	7,200,000
Net Proceeds on Short Term Borrowings	23,601,802	14,118,911
Principal Payments of Mortgages	(1,852,336)	(1,696,752)
Financing Costs on Debt	(109,868)	(124,464)
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	13,772,576	225,458
Proceeds from Exercise of Stock Options	2,231,032	71,725
Preferred Dividends Paid	(3,789,747)	(3,194,404)
Common Dividends Paid, net of Reinvestments	(4,735,323)	(4,342,677)
Net Cash Provided by Financing Activities	43,368,136	12,257,797

NET DECREASE IN CASH AND CASH EQUIVALENTS	4,090,033	1,378,821
CASH AND CASH EQUIVALENTS – BEGINNING OF PERIOD	4,216,592	6,535,897
CASH AND CASH EQUIVALENTS – END OF PERIOD	$8,306,625	$7,914,718

Reconciliation of Net Income to EBITDA and Net Loss Attributable

to Common Shareholders to FFO, Core FFO and Normalized FFO

(unaudited)

	Three Months Ended
	3/31/2017	3/31/2016
Reconciliation of Net Income To EBITDA

Net Income	$2,285,546	$1,906,469
Interest Expense	4,057,730	3,933,477
Franchise Taxes	92,925	92,925
Depreciation Expense	6,540,238	5,525,842
Acquisition Costs	-0-	-0-

EBITDA	$12,976,439	$11,458,713

Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations

Net Loss Attributable to Common Shareholders	$(1,504,201)	$(883,278)
Depreciation Expense	6,540,238	5,525,842
(Gain) Loss on Sales of Depreciable Assets	24,380	(22,088)

Funds from Operations (“FFO”) and Core Funds from Operations (“Core FFO”)	5,060,417	4,620,476

Adjustments:
Gain on Sale of Securities
Transactions, net	(31,891)	(232,005)

Normalized Funds From Operations (“Normalized FFO”)	$5,028,526	$4,388,471

Market Capitalization, Debt and Coverage Ratios

(unaudited)

	Three Months Ended				Year Ended
	3/31/2017		3/31/2016		12/31/2016
Shares Outstanding	30,678,712		27,175,848		29,388,811
Market Price Per Share	$15.21		$9.92		$15.05
Equity Market Capitalization	$466,623,210		$269,584,412		$442,301,606
Total Debt	387,375,362		360,595,790		351,310,977
Preferred	186,625,000		136,625,000		186,625,000
Total Market Capitalization	$1,040,623,572		$766,805,202		$980,237,583

Total Debt	$387,375,362		$360,595,790		$351,310,977
Less: Cash and Cash Equivalents	(8,306,625)		(7,914,718)		(4,216,592)
Net Debt	379,068,737		352,681,072		347,094,385
Less: Securities Available for Sale at Fair Value (“Securities”)	(107,516,027)		(91,396,472)		(108,755,172)
Net Debt Less Securities	$271,552,710		$261,284,600		$238,339,213

Interest Expense	$4,057,730		$3,933,477		$15,432,364
Capitalized Interest	113,630		81,759		359,906
Preferred Dividends	3,789,747		2,789,747		14,103,432
Total Fixed Charges	$7,961,107		$6,804,983		$29,895,702

EBITDA	$12,976,439		$11,458,713		$50,565,254

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	36.4%		46.0%		35.4%

Net Debt Plus Preferred / Total Market Capitalization	54.4%		63.8%		54.4%

Net Debt Less Securities / Total Market Capitalization	26.1%		34.1%		24.3%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	44.0%		51.9%		43.4%

Interest Coverage	3.1	x	2.9	x	3.2	x

Fixed Charge Coverage	1.6	x	1.7	x	1.7	x

Net Debt / EBITDA	7.3	x	7.7	x	6.9	x

Net Debt Less Securities / EBITDA	5.2	x	5.7	x	4.7	x

Net Debt Plus Preferred / EBITDA	10.9	x	10.7	x	10.6	x

Net Debt Less Securities Plus Preferred / EBITDA	8.8	x	8.7	x	8.4	x

Debt Analysis

(unaudited)

	Three Months Ended
	3/31/2017	3/31/2016	12/31/2016
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages (1)	$308,690,220	$291,541,604	$296,209,454
Variable Rate Mortgages	271,427	598,740	354,529
Total Mortgages Before
Unamortized Debt Issuance Costs	308,961,647	292,140,344	296,563,983
Unamortized Debt Issuance Costs	(3,510,687)	(3,497,708)	(3,538,391)
Mortgages, Net of Unamortized Debt Issuance Costs	$305,450,960	$288,642,636	$293,025,592
Loans Payable:
Unsecured Line of Credit	$35,000,000	$15,000,000	$20,000,000
Other Loans Payable	46,995,241	57,105,415	38,393,439
Total Loans Before
Unamortized Debt Issuance Costs	81,995,241	72,105,415	58,393,439
Unamortized Debt Issuance Costs	(70,839)	(152,261)	(108,054)
Loans, Net of Unamortized
Debt Issuance Costs	$81,924,402	$71,953,154	$58,285,385

Total Debt, Net of Unamortized Debt Issuance Costs	$387,375,362	$360,595,790	$351,310,977

% Fixed/Floating
Fixed	80.4%	81.5%	85.0%
Floating	19.6%	18.5%	15.0%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates
Mortgages Payable	4.40%	4.54%	4.40%
Loans Payable	3.14%	3.45%	3.06%
Total Average	4.14%	4.32%	4.18%

Notes:

(1) Includes a variable rate mortgage with a balance of $10,420,552, $11,218,570 and $10,625,352 as of March 31, 2017,

March 31, 2016 and December 31, 2016, respectively, which has been effectively fixed at an interest rate of 3.89% with an interest rate swap agreement.

Debt Maturity

(unaudited)

As of 3/31/17:

Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2017	$19,403,712	$13,079,493		$32,483,205	8.3%
2018	9,052,324	294,081		9,346,405	2.4%
2019	2,826,514	294,114		3,120,628	0.8%
2020	12,430,112	39,279,462	(1)	51,709,574	13.2%
2021	2,219,761	186,764		2,406,525	0.6%
Thereafter	263,029,224	28,861,327		291,890,551	74.7%

Total Debt Before Unamortized Debt Issuance Cost	308,961,647	81,995,241		390,956,888	100.0%

Unamortized Debt Issuance Cost	(3,510,687)	(70,839)		(3,581,526)

Total Debt, Net of Unamortized Debt Issuance Costs	$305,450,960	$81,924,402		$387,375,362

Notes:
(1) Includes $35 million balance outstanding on the Company’s Line of Credit due March 2020, with an additional one year option.

Property Summary and Snapshot

(unaudited)

	3/31/2017	3/31/2016	% Change
Communities	106	98	8.2%
Developed Sites	19,333	17,793	8.7%
Occupied	15,472	14,129	9.5%
Occupancy % (1)	80.7%	80.1%	0.6%
Monthly Rent Per Site	$424	$417	1.7%
Total Rentals	4,902	3,914	25.2%
Occupied Rentals	4,594	3,709	23.9%
Rental Occupancy %	93.7%	94.8%	-1.1%
Monthly Rent per Home Rental	$712	$687	3.6%

Region	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(2)		(2)			(1)					(3)
Indiana	11	815	685	130	3,216	2,398	74.6%	$395	917	880	96.0%	$722
Michigan	2	68	68	-0-	354	254	71.8%	428	137	133	97.1%	708
New Jersey	4	348	187	161	1,006	962	95.6%	598	40	32	80.0%	928
New York	7	616	308	308	1,132	923	81.5%	497	266	246	92.5%	862
Ohio	32	1,473	1,065	408	5,120	3,978	77.7%	358	1,197	1,131	94.5%	649
Pennsylvania	43	1,944	1,588	356	6,692	5,366	80.2%	439	1,578	1,436	91.0%	732
Tennessee	7	413	321	92	1,813	1,591	87.8%	433	767	736	96.0%	697
Total as of March 31, 2017	106	5,677	4,222	1,455	19,333	15,472	80.7%	$424	4,902	4,594	93.7%	$712

Notes:
(1) The 156 Vacant Sites at Memphis Blues are not included in the calculation of occupancy.
(2) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.
(3) Includes home and site rent charges.

Same Property Statistics

(unaudited)

	For Three Months Ended
	3/31/2017	3/31/2016	Change	% Change
Community Net Operating Income

Rental and Related Income	$23,416,302	$21,786,180	$1,630,122	7.5%
Community Operating Expenses	10,239,538	10,078,820	160,718	1.6%
Community NOI	$13,176,764	$11,707,360	$1,469,404	12.6%

	As of
	3/31/2017	3/31/2016	% Change
Other Information
Total Sites	17,602	17,637	-0.2%
Occupied Sites	14,422	14,129	2.1%
Occupancy %	81.9%	80.1%	1.8%
Number of Properties	98	98	N/A
Monthly Rent Per Site	$429	$417	2.9%
Total Rentals	4,753	3,914	21.4%
Occupied Rentals	4,479	3,709	20.8%
Rental Occupancy	94.2%	94.8%	-0.6%
Monthly Rent Per Home Rental	$713	$687	3.8%

Notes:
Same Property includes all properties owned as of January 1, 2016, with the exception of Memphis Blues.

Acquisition Summary

At Acquisition:

Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres
2015	10	2,774	1,764	64%	81,217,000	717
2016	3	289	215	74%	7,277,000	192
2017	5	1,291	815	63%	36,510,000	382

2017 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Hillcrest Estates and Marysville Estates	January 20, 2017	OH	532	$9,588,000	149	57%
Boardwalk and Parke Place	January 20, 2017	IN	559	24,437,000	155	77%
Hillcrest Crossing	January 24, 2017	PA	200	2,485,000	78	40%
Total 2017 to Date			1,291	$36,510,000	382	63%

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation and amortization (“EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts for the effects of acquisitions costs and costs of early extinguishment of debt. Normalized FFO reflects the same assumptions as Core FFO except that it also adjusts for gains and losses realized on securities investments and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs and costs of extinguishment of debt.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on securities investments and certain one-time charges.

Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 30,427,000 shares for the three months ended March 31, 2017, and 27,161,000 shares for the three months ended March 31, 2016. Common stock equivalents resulting from stock options in the amount of 472,000 shares for the three months ended March 31, 2017, and 43,000 shares for the three months ended March 31, 2016, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2016, with the exception of Memphis Blues.

EBITDA is calculated as net income plus interest expense, franchise taxes, depreciation expense and acquisition costs.

Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Press Release Dated May 9, 2017

FOR IMMEDIATE RELEASE	May 9, 2017
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS 1st QUARTER 2017 EARNINGS

FREEHOLD, NJ, May 9, 2017........ UMH Properties, Inc. (NYSE:UMH) reported Total Income of $26,449,000 for the quarter ended March 31, 2017 as compared to $23,504,000 for the quarter ended March 31, 2016, representing an increase of 13%. Net Loss Attributable to Common Shareholders amounted to $1,504,000 or $0.05 per diluted share for the quarter ended March 31, 2017 as compared to $883,000 or $0.03 per diluted share for the quarter ended March 31, 2016.

Core Funds from Operations (“Core FFO”) was $5,061,000 or $0.17 per diluted share for the quarter ended March 31, 2017, as compared to $4,620,000 or $0.17 per diluted share for the quarter ended March 31, 2016. Normalized Funds from Operations (“Normalized FFO”) was $5,029,000 or $0.17 per diluted share for the quarter ended March 31, 2017, as compared to $4,388,000 or $0.16 per diluted share for the quarter ended March 31, 2016, representing an increase in Normalized FFO per diluted share of 6.3%.

A summary of significant financial information for the three months ended March 31, 2017 and 2016 is as follows:

	For the Three Months Ended
	March 31,
	2017	2016

Total Income	$26,449,000	$23,504,000
Total Expenses	$22,485,000	$19,876,000
Gain on Sales of Securities, net	$32,000	$232,000
Net Loss Attributable to Common Shareholders	$(1,504,000)	$(883,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.05)	$(0.03)
Core FFO (1)	$5,061,000	$4,620,000
Core FFO (1) per Diluted Common Share	$0.17	$0.17
Normalized FFO (1)	$5,029,000	$4,388,000
Normalized FFO (1) per Diluted Common Share	$0.17	$0.16
Weighted Average Diluted Shares Outstanding	29,955,000	27,118,000

A summary of significant balance sheet information as of March 31, 2017 and December 31, 2016 is as follows:

	March 31, 2017	December 31, 2016

Gross Real Estate Investments	$684,457,000	$640,217,000
Securities Available for Sale at Fair Value	$107,516,000	$108,755,000
Total Assets	$725,782,000	$680,445,000
Mortgages Payable, net	$305,451,000	$293,026,000
Loans Payable, net	$81,924,000	$58,285,000
Total Shareholders’ Equity	$324,928,000	$317,032,000

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Samuel A. Landy, President and CEO, commented on the results of the first quarter of 2017.

“We are pleased to announce another strong quarter of operating results. While Net Loss Attributable to Common Shareholders (which includes depreciation expense), increased from $0.03 per diluted share to $0.05 per diluted share, our Normalized FFO (which excludes depreciation expenses) increased from $0.16 per diluted share to $0.17 per diluted share, representing a 6.3% year over year increase. We have been growing the Company both internally and externally. Our same-store portfolio continues to perform to our expectations which is driving increased earnings growth. We are also proud of our ability to acquire communities that fit our acquisition criteria and are accretive to earnings. During the quarter, we also:

●	Increased Rental and Related Income by 12.6% over the prior year period;
●	Increased Community Net Operating Income (“NOI”) by 16.2% over the prior year period;
●	Improved our Operating Expense ratio by 170 basis points over the prior year period from 48.5% to 46.8%;
●	Increased Same Property NOI by 12.6% over the prior year period;
●	Increased Same Property Occupancy by 180 basis points over the prior year period from 80.1% to 81.9%;
●	Increased home sales by 11.6% over the prior year period;
●	Increased our rental home portfolio by 243 homes, representing an increase of 5.2% from yearend 2016, to approximately 4,900 total rental homes;
●	Increased rental home occupancy by 220 basis points from 91.5% at yearend 2016 to 93.7% at quarter end;
●	Acquired 5 communities containing approximately 1,300 homesites for a total cost of $36.5 million;
●	Reduced the weighted average interest rate on our total debt from 4.3% to 4.1%;
●	Renewed and expanded our existing unsecured credit facility; and
●	Achieved a $1 billion total market capitalization, an increase of 35.7% over the prior year period.”

“We are making substantial progress on many fronts. We have continued to execute on our acquisition program, and in the first quarter, acquired 5 communities containing approximately 1,300 developed homesites for an aggregate cost of approximately $36.5 million. These communities are located in regions where we are seeing increased demand and should provide us with an opportunity to significantly improve community operating results.”

“We are successfully integrating and upgrading our acquisitions, including adding rental homes, which is resulting in increased occupancy and NOI. Same Property NOI increased by 12.6% year over year. Same Property occupancy increased by a healthy 180 basis points. This demonstrates the strength of our business plan of acquiring communities in strong geographic locations, making necessary improvements and implementing our rental, sales and marketing programs.”

“We continue to take advantage of the low interest rate environment and reduced the weighted average interest rate on our total debt to 4.1%. We have also increased our liquidity and further strengthened our financial flexibility and balance sheet with the renewal and expansion of our existing unsecured credit facility.”

UMH Properties, Inc. will host its First Quarter 2017 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Wednesday, May 10, 2017 at 10:00 a.m. Eastern Time.

The Company’s 2017 first quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

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To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Wednesday, May 10, 2017. It will be available until August 1, 2017, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10104502. A transcript of the call and the webcast replay will be available at the company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 106 manufactured home communities containing approximately 19,300 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana and Michigan. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (“Core FFO”) as FFO plus acquisition costs and costs of early extinguishment of debt. We define Normalized Funds From Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. FFO, Core FFO and Normalized FFO, as well as Community NOI, should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

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The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO for the three months ended March 31, 2017 and 2016 are calculated as follows:

	Three Months Ended
	3/31/17	3/31/16
Net Loss Attributable to Common Shareholders	$(1,504,000)	$(883,000)
Depreciation Expense	6,540,000	5,525,000
(Gain) Loss on Sales of Depreciable Assets	25,000	(22,000)
FFO and Core Attributable to Common Shareholders	5,061,000	4,620,000
Gain on Sales of Securities, net	(32,000)	(232,000)
Normalized FFO Attributable to Common Shareholders	$5,029,000	$4,388,000

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 30,427,000 shares for the three months ended March 31, 2017, and 27,161,000 shares for the three months ended March 31, 2016. Common stock equivalents resulting from stock options in the amount of 472,000 shares for the three months ended March 31, 2017, and 43,000 shares for the three months ended March 31, 2016, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

The following are the cash flows provided (used) by operating, investing and financing activities for the three months ended March 31, 2017 and 2016:

	Three Months Ended
	3/31/17	3/31/16
Operating Activities	$10,339,000	$7,659,000
Investing Activities	(49,618,000)	(18,538,000)
Financing Activities	43,368,000	12,258,000

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